Trane Technologies Reports Strong First Quarter Results;
Raises Full-Year Revenue and EPS Guidance

Highlights (first-quarter 2026 versus first-quarter 2025, unless otherwise noted):

●	Organic bookings* up 24 percent, led by Americas Commercial HVAC, up approximately 40 percent
●	Record backlog of $10.7 billion, up over 30 percent versus year-end 2025; Americas Commercial HVAC up over 40 percent
●	Reported revenues of $5 billion, up 6 percent; organic revenues* up 3 percent
●	GAAP continuing EPS of $2.66; adjusted continuing EPS* of $2.63, up 7 percent
*This news release contains non-GAAP financial measures. Definitions of the non-GAAP financial measures can be found in the footnotes of this news release. See attached tables for additional details and reconciliations.

SWORDS, Ireland, April 30, 2026 - Trane Technologies plc (NYSE:TT), a global climate innovator, today reported diluted earnings per share (EPS) from continuing operations of $2.66 for the first quarter of 2026. Adjusted continuing EPS was $2.63, up 7 percent.

First-Quarter 2026 Results

Financial Comparisons - First-Quarter Continuing Operations

$, millions except EPS	Q1 2026	Q1 2025	Y-O-Y Change	Organic Y-O-Y Change
Bookings	$6,691	$5,283	27%	24%
Net Revenues	$4,969	$4,688	6%	3%
GAAP Operating Income	$776	$819	(5)%
GAAP Operating Margin	15.6%	17.5%	(190) bps
Adjusted Operating Income*	$795	$760	5%
Adjusted Operating Margin*	16.0%	16.2%	(20) bps
Adjusted EBITDA*	$881	$851	4%
Adjusted EBITDA Margin*	17.7%	18.1%	(40) bps
GAAP Continuing EPS	$2.66	$2.71	(2)%
Adjusted Continuing EPS	$2.63	$2.45	7%
Pre-Tax Non-GAAP Adjustments, net**	$(4.0)	$(59.2)	$55.2
**For details see table 2 and 3 of the news release.

“We are off to a strong start in 2026, with exceptional demand for our sustainable products and services,” said Dave Regnery, Chair and CEO, Trane Technologies. “Enterprise bookings grew 24 percent, led by nearly 40 percent growth in our Americas Commercial HVAC business. We closed the quarter with a record $10.7 billion backlog, up more than 30 percent from year-end, giving us strong visibility for 2026 and beyond.

With this momentum, our talented global team and consistent execution of our strategy, we’re confident in raising our full-year revenue and EPS guidance and well‑positioned to continue delivering differentiated
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results. We are energized by the opportunities ahead to advance our purpose and create value for all stakeholders.”

Highlights from the First Quarter of 2026 (all comparisons against first-quarter 2025 unless otherwise noted)
•Record bookings of $6.7 billion, up 27 percent; organic bookings up 24 percent.
•Book-to-bill was 135 percent, led by global Commercial HVAC.
•Enterprise reported revenues were up 6 percent; organic revenues were up 3 percent.
•GAAP operating margin was down 190 basis points, adjusted operating margin was down 20 basis points and adjusted EBITDA margin was down 40 basis points.

First-Quarter Business Review (all comparisons against first-quarter 2025 unless otherwise noted)

Americas Segment: innovates for customers in the North America and Latin America regions. The Americas segment encompasses commercial heating, cooling and ventilation systems, building controls and solutions, and energy services and solutions; residential heating and cooling; and transport refrigeration systems and solutions.

$, millions	Q1 2026	Q1 2025	Y-O-Y Change	Organic Y-O-Y Change
Bookings	$5,508.1	$4,221.6	30%	29%
Net Revenues	$3,998.4	$3,800.7	5%	4%
GAAP Operating Income	$711.8	$737.8	(4)%
GAAP Operating Margin	17.8%	19.4%	(160) bps
Adjusted Operating Income	$717.0	$676.6	6%
Adjusted Operating Margin	17.9%	17.8%	10 bps
Adjusted EBITDA	$791.0	$753.5	5%
Adjusted EBITDA Margin	19.8%	19.8%	0 bps
•Strong bookings of $5.5 billion, up 30 percent; organic bookings up 29 percent.
•Bookings strength led by Americas Commercial HVAC, up approximately 40 percent, with applied equipment bookings up more than 160 percent.
•Reported revenues were up 5 percent; organic revenues were up 4 percent.
•GAAP operating margin was down 160 basis points, adjusted operating margin was up 10 basis points and adjusted EBITDA margin was flat.

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Europe, Middle East and Africa (EMEA) Segment: innovates for customers in the Europe, Middle East and Africa region. The EMEA segment encompasses heating, cooling and ventilation systems and services, energy services and solutions, building controls, and transport refrigeration systems.

$, millions	Q1 2026	Q1 2025	Y-O-Y Change	Organic Y-O-Y Change
Bookings	$744.2	$720.7	3%	(9)%
Net Revenues	$639.5	$573.5	12%	(1)%
GAAP Operating Income	$76.9	$83.4	(8)%
GAAP Operating Margin	12.0%	14.5%	(250) bps
Adjusted Operating Income	$76.2	$83.4	(9)%
Adjusted Operating Margin	11.9%	14.5%	(260) bps
Adjusted EBITDA	$86.5	$92.1	(6)%
Adjusted EBITDA Margin	13.5%	16.1%	(260) bps

•Bookings up 3 percent; organic bookings down 9 percent.
•Reported revenues were up 12 percent, including approximately 9 percentage points of positive foreign exchange impact and approximately 3 percentage points related to acquisitions. Organic revenues were down 1 percent.
•GAAP operating margin was down 250 basis points; adjusted operating margin was down 260 basis points and adjusted EBITDA margin was down 260 basis points.

Asia Pacific Segment: innovates for customers throughout the Asia Pacific region. The Asia Pacific segment encompasses heating, cooling and ventilation systems, services and solutions for commercial buildings and transport refrigeration systems and solutions.

$, millions	Q1 2026	Q1 2025	Y-O-Y Change	Organic Y-O-Y Change
Bookings	$439.2	$341.0	29%	26%
Net Revenues	$331.5	$314.3	5%	3%
GAAP Operating Income	$73.2	$66.5	10%
GAAP Operating Margin	22.1%	21.2%	90 bps
Adjusted Operating Income	$73.2	$66.5	10%
Adjusted Operating Margin	22.1%	21.2%	90 bps
Adjusted EBITDA	$78.5	$70.8	11%
Adjusted EBITDA Margin	23.7%	22.5%	120 bps

•Strong bookings up 29 percent, organic bookings up 26 percent.
•Reported revenues were up 5 percent, including approximately 2 percentage points of positive foreign exchange impact. Organic revenues were up 3 percent.
•GAAP operating margin and adjusted operating margin were up 90 basis points, and adjusted EBITDA margin was up 120 basis points.

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Balance Sheet and Cash Flow

$, millions	Q1 2026	Q1 2025	Y-O-Y Change
Cash From Continuing Operating Activities Y-T-D	$636	$346	$290
Free Cash Flow Y-T-D*	$573	$230	$343
Working Capital/Revenue*	2.2%	3.8%	(160) bps
Cash Balance March 31	$1,074	$861	$213
Debt Balance March 31	$4,616	$4,771	($155)

•Through March 31, 2026, cash flow from continuing operating activities was approximately $636 million and free cash flow was approximately $573 million.
•Year-to-date through April, the Company deployed or committed approximately $0.9 billion of capital including approximately $232 million for dividends, $340 million for M&A and $300 million for share repurchases.
•The Company expects to pay a competitive and growing dividend and to deploy 100 percent of excess cash to shareholders over time.

Company Raises Full-Year 2026 Guidance

•The Company expects full-year 2026 reported revenue growth of approximately 9.5 percent and organic revenue growth of approximately 7 percent versus full-year 2025.
•The Company expects GAAP and adjusted continuing EPS for full-year 2026 of approximately $14.75 to $14.95.
•Additional information regarding the Company's 2026 guidance is included in the Company's first-quarter earnings presentation found at www.tranetechnologies.com in the Investor Relations section.

This news release includes “forward-looking" statements within the meaning of securities laws, which are statements that are not historical facts, including statements that relate to our future financial performance and targets, including revenue, EPS, and earnings; our business operations; demand for our products and services, including bookings and backlog; capital deployment, including the amount and timing of our dividends, our share repurchase program, anticipated capital commitments for M&A activity, and our capital allocation strategy; our available liquidity; our anticipated revenue growth, and the performance of the markets in which we operate.

These forward-looking statements are based on our current expectations and are subject to risks and uncertainties, which may cause actual results to differ materially from our current expectations. Such factors include, but are not limited to, global economic conditions, including recessions and economic downturns, inflation, volatility in interest rates and foreign exchange; trade protection measures such as import or export restrictions, tariffs, or quotas; changing energy prices; worldwide geopolitical conflict; financial institution disruptions; climate change and our sustainability strategies and goals; future health care emergencies on our business, our suppliers and our customers; commodity shortages; price increases; government regulation; restructurings activity and cost savings associated with such activity; secular trends toward decarbonization, energy efficiency and internal air quality, the outcome of any litigation, including the risks and uncertainties associated with the Chapter 11 proceedings for our deconsolidated subsidiaries Aldrich Pump LLC and Murray Boiler LLC; cybersecurity risks; and tax audits and tax law changes and interpretations. Additional factors that could cause such differences can be found in our Form 10-K for the year ended December 31, 2025, as well as our subsequent reports on Form 10-Q and other SEC filings. New risks and uncertainties arise from time to time, and it is impossible for us to predict these events and how they may affect the Company. We assume no obligation to update these forward-looking statements.

This news release also includes non-GAAP financial information, which should be considered supplemental to, not a substitute for, or superior to, the financial measure calculated in accordance with GAAP. The definitions of our non-GAAP financial information and reconciliation to GAAP are attached to this news release.

All amounts reported within the earnings release above related to net earnings (loss), earnings (loss) from continuing operations, earnings (loss) from discontinued operations, adjusted EBITDA and per share amounts are attributed to Trane Technologies' ordinary shareholders.

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Trane Technologies (NYSE:TT) is a global climate innovator. Through our strategic brands Trane® and Thermo King®, and our portfolio of environmentally responsible products and services, we bring efficient and sustainable climate solutions to buildings, homes and transportation. For more information, visit tranetechnologies.com.
# # #
4/30/2026

(See Accompanying Tables)

•Table 1: Condensed Consolidated Income Statement
•Tables 2 - 5: Reconciliation of GAAP to Non-GAAP
•Table 6: Condensed Consolidated Balance Sheets
•Table 7: Condensed Consolidated Statement of Cash Flows
•Table 8: Balance Sheet Metrics and Free Cash Flow

Contacts:
Media:	Investors:
Travis Bullard	Zac Nagle
919-802-2593	704-990-3913
Media@tranetechnologies.com	InvestorRelations@tranetechnologies.com
*Q1 Non-GAAP measures definitions

Adjusted operating income in 2026 is defined as GAAP operating income adjusted for merger and acquisition transaction costs, amortization of acquired backlog intangible asset and restructuring costs. Adjusted operating income in 2025 is defined as GAAP operating income adjusted for merger and acquisition transaction costs and a non-cash adjustment for contingent consideration. Please refer to the reconciliation of GAAP to non-GAAP measures on tables 2, 3 and 4 of the news release.

Adjusted operating margin is defined as the ratio of adjusted operating income divided by net revenues.

Adjusted earnings from continuing operations attributable to Trane Technologies plc (Adjusted net earnings) in 2026 is defined as GAAP earnings from continuing operations attributable to Trane Technologies plc adjusted for net of tax impacts of merger and acquisition transaction costs, amortization of acquired backlog intangible asset, a non-cash gain from acquisition of a previously held investment and restructuring costs. Adjusted net earnings in 2025 is defined as GAAP earnings from continuing operations attributable to Trane Technologies plc adjusted for net of tax impacts of merger and acquisition transaction costs and a non-cash adjustment for contingent consideration. Please refer to the reconciliation of GAAP to non-GAAP measures on tables 2 and 3 of the news release.

Adjusted continuing EPS in 2026 is defined as GAAP continuing operations attributable to Trane Technologies plc adjusted for net of tax impacts of merger and acquisition transaction costs, amortization of acquired backlog intangible asset, a non-cash gain from acquisition of a previously held investment and restructuring costs. Adjusted continuing EPS in 2025 is defined as GAAP continuing operations attributable to Trane Technologies plc adjusted for net of tax impacts of merger and acquisition transaction costs and a non-cash adjustment for contingent consideration. Please refer to the reconciliation of GAAP to non-GAAP measures on tables 2 and 3 of the news release.
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Adjusted EBITDA in 2026 is defined as adjusted operating income excluding depreciation and amortization expense and including other income / (expense), net, excluding a non-cash gain from acquisition of a previously held investment. Adjusted EBITDA in 2025 is defined as adjusted operating income excluding depreciation and amortization expense and including other income / (expense), net. Other income / (expense), net mainly comprises interest income, foreign currency exchange gains and losses and certain components of pension and postretirement benefit costs. Please refer to the reconciliation of GAAP to non-GAAP measures on tables 4 and 5 of the news release.

Adjusted EBITDA margin is defined as the ratio of adjusted EBITDA divided by net revenues.

Adjusted effective tax rate for 2026 is defined as the ratio of income tax expense adjusted for the net tax effect of adjustments for merger and acquisition transaction costs, amortization of acquired backlog intangible asset and restructuring costs divided by adjusted net earnings. Adjusted effective tax rate for 2025 is defined as the ratio of income tax expense adjusted for merger and acquisition transaction costs divided by adjusted net earnings. This measure allows for a direct comparison of the effective tax rate between periods.

Free cash flow in 2026 is defined as net cash provided by (used in) continuing operating activities adjusted for capital expenditures, cash payments for restructuring costs and merger and acquisition transaction costs. Free cash flow in 2025 is defined as net cash provided by (used in) continuing operating activities adjusted for capital expenditures, cash payments for restructuring costs, legacy legal liability, and merger and acquisition transaction costs. Please refer to the free cash flow reconciliation on table 8 of the news release.

Operating leverage is defined as the ratio of the change in adjusted operating income for the current period (e.g. Q1 2026) less the prior period (e.g. Q1 2025), divided by the change in net revenues for the current period less the prior period.

Organic revenue is defined as GAAP net revenues adjusted for the impact of currency and acquisitions.

Organic bookings is defined as reported orders in the current period adjusted for the impact of currency and acquisitions.

Working capital measures a firm’s operating liquidity position and its overall effectiveness in managing the enterprise's current accounts.

•Working capital is calculated by adding net accounts and notes receivables and inventories and subtracting total current liabilities that exclude short-term debt, dividend payable and income tax payables.
•Working capital as a percent of revenue is calculated by dividing the working capital balance (e.g. as of March 31) by the annualized revenue for the period (e.g. reported revenues for the three months ended March 31 multiplied by 4 to annualize for a full year).

The Company reports its financial results in accordance with generally accepted accounting principles in the United States (GAAP). The following schedules provide non-GAAP financial information and a quantitative reconciliation of the difference between the non-GAAP financial measures and the financial measures calculated and reported in accordance with GAAP.

The non-GAAP financial measures should be considered supplemental to, not a substitute for or superior to, financial measures calculated in accordance with GAAP. They have limitations in that they do not reflect all of the costs associated with the operations of our businesses as determined in accordance with GAAP. In addition, these measures may not be comparable to non-GAAP financial measures reported by other companies.

We believe the non-GAAP financial information provides important supplemental information to both management and investors regarding financial and business trends used in assessing our financial condition and results of operations.

Non-GAAP financial measures assist investors with analyzing our business results as well as with predicting future performance. In addition, these non-GAAP financial measures are also reviewed by management in order to evaluate the financial performance of each segment. Presentation of these non-GAAP financial measures helps investors and management to assess the operating performance of the Company.
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As a result, one should not consider these measures in isolation or as a substitute for our results reported under GAAP. We compensate for these limitations by analyzing results on a GAAP basis as well as a non-GAAP basis, prominently disclosing GAAP results and providing reconciliations from GAAP results to non-GAAP results.
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Table 1
TRANE TECHNOLOGIES PLC
Condensed Consolidated Income Statement
(In millions, except per share amounts)

UNAUDITED

	For the quarter
	ended March 31,
	2026	2025
Net revenues	$4,969.4	$4,688.5
Cost of goods sold	(3,241.3)	(3,011.0)
Selling and administrative expenses	(952.0)	(858.6)
Operating income	776.1	818.9
Interest expense	(55.6)	(58.1)
Other income/(expense), net	15.3	(7.9)
Earnings before income taxes	735.8	752.9
Provision for income taxes	(136.3)	(134.9)
Earnings from continuing operations	599.5	618.0
Discontinued operations, net of tax	(10.0)	(8.9)
Net earnings	589.5	609.1
Less: Net earnings from continuing operations attributable to noncontrolling interests	(5.1)	(4.2)
Net earnings attributable to Trane Technologies plc	$584.4	$604.9

Amounts attributable to Trane Technologies plc ordinary shareholders:
Continuing operations	$594.4	$613.8
Discontinued operations	(10.0)	(8.9)
Net earnings	$584.4	$604.9

Diluted earnings (loss) per share attributable to Trane Technologies plc ordinary shareholders:
Continuing operations	$2.66	$2.71
Discontinued operations	(0.04)	(0.04)
Net earnings	$2.62	$2.67

Weighted-average number of common shares outstanding:
Diluted	223.1	226.4

SEE ATTACHED RELEASE FOR ADDITIONAL INFORMATION

Table 2
TRANE TECHNOLOGIES PLC
Reconciliation of GAAP to non-GAAP
(In millions, except per share amounts)
UNAUDITED

		For the quarter ended March 31, 2026
		As			As
		Reported	Adjustments		Adjusted
	Net revenues	$4,969.4	$—		$4,969.4

	Operating income	776.1	18.6	(a,b,c)	794.7
	Operating margin	15.6%			16.0%

	Earnings from continuing operations before income taxes	735.8	(4.0)	(a,b,c,d)	731.8
	Provision for income taxes	(136.3)	(3.0)	(e)	(139.3)
	Effective tax rate	18.5%			19.0%
	Earnings from continuing operations attributable to Trane Technologies plc	$594.4	$(7.0)	(f)	$587.4

	Diluted earnings per common share
	Continuing operations	$2.66	$(0.03)		$2.63

	Weighted-average number of common shares outstanding:
	Diluted	223.1	—		223.1

	Detail of Adjustments:
(a)	M&A transaction costs (SG&A)		$12.5
(b)	Amortization of acquired backlog intangible asset (SG&A)		7.2
(c)	Restructuring costs (COGS & SG&A)		(1.1)
(d)	Non-cash gain from acquisition of a previously held investment (OIOE)		(22.6)
(e)	Tax impact of adjustments (a,b,c)		(3.0)
(f)	Impact of adjustments on earnings from continuing operations attributable to Trane Technologies plc		$(7.0)

	Pre-tax impact of adjustments on cost of goods sold		$(0.3)
	Pre-tax impact of adjustments on selling & administrative expenses		18.9
	Pre-tax impact of adjustments on operating income		$18.6
	Pre-tax impact of adjustments on other income / (expense), net		(22.6)
	Pre-tax impact of adjustments on earnings from continuing operations		$(4.0)

SEE ATTACHED RELEASE FOR ADDITIONAL INFORMATION

Table 3
TRANE TECHNOLOGIES PLC
Reconciliation of GAAP to non-GAAP
(In millions, except per share amounts)
UNAUDITED

		For the quarter ended March 31, 2025
		As			As
		Reported	Adjustments		Adjusted
	Net revenues	$4,688.5	$—		$4,688.5

	Operating income	818.9	(59.2)	(a,b)	759.7
	Operating margin	17.5%			16.2%

	Earnings from continuing operations before income taxes	752.9	(59.2)	(a,b)	693.7
	Provision for income taxes	(134.9)	(0.5)	(c)	(135.4)
	Effective tax rate	17.9%			19.5%
	Earnings from continuing operations attributable to Trane Technologies plc	$613.8	$(59.7)	(d)	$554.1

	Diluted earnings per common share
	Continuing operations	$2.71	$(0.26)		$2.45

	Weighted-average number of common shares outstanding:
	Diluted	226.4	—		226.4

	Detail of Adjustments:
(a)	M&A transaction costs (SG&A)		$2.0
(b)	Non-cash adjustment for contingent consideration (SG&A)		(61.2)
(c)	Tax impact of adjustments (a)		(0.5)
(d)	Impact of adjustments on earnings from continuing operations attributable to Trane Technologies plc		$(59.7)

	Pre-tax impact of adjustments on cost of goods sold		$—
	Pre-tax impact of adjustments on selling & administrative expenses		(59.2)
	Pre-tax impact of adjustments on operating income		$(59.2)

SEE ATTACHED RELEASE FOR ADDITIONAL INFORMATION

Table 4
TRANE TECHNOLOGIES PLC
Reconciliation of GAAP to non-GAAP
(In millions)
UNAUDITED

		For the quarter ended March 31, 2026		For the quarter ended March 31, 2025
		As Reported	Margin	As Reported	Margin
Americas	Net revenues	$3,998.4		$3,800.7

	Segment operating income	$711.8	17.8%	$737.8	19.4%
	Restructuring/Other (a)	5.2	0.1%	(61.2)	(1.6)%
	Adjusted operating income *	717.0	17.9%	676.6	17.8%
	Depreciation and amortization (c)	73.0	1.9%	79.1	2.1%
	Other income/(expense), net (d)	1.0	—%	(2.2)	(0.1)%
	Adjusted EBITDA *	$791.0	19.8%	$753.5	19.8%

EMEA	Net revenues	$639.5		$573.5

	Segment operating income	$76.9	12.0%	$83.4	14.5%
	Restructuring/Other (a)	(0.7)	(0.1)%	—	—%
	Adjusted operating income *	76.2	11.9%	83.4	14.5%
	Depreciation and amortization	11.4	1.8%	10.7	1.9%
	Other income/(expense), net	(1.1)	(0.2)%	(2.0)	(0.3)%
	Adjusted EBITDA *	$86.5	13.5%	$92.1	16.1%

Asia Pacific	Net revenues	$331.5		$314.3

	Segment operating income	$73.2	22.1%	$66.5	21.2%
	Restructuring/Other	—	—%	—	—%
	Adjusted operating income *	73.2	22.1%	66.5	21.2%
	Depreciation and amortization	3.7	1.1%	4.0	1.2%
	Other income/(expense), net	1.6	0.5%	0.3	0.1%
	Adjusted EBITDA *	$78.5	23.7%	$70.8	22.5%

Corporate	Unallocated corporate expense	$(85.8)		$(68.8)
	Restructuring/Other (b)	14.1		2.0
	Adjusted corporate expense *	(71.7)		(66.8)
	Depreciation and amortization	5.8		5.3
	Other income/(expense), net	(8.8)		(4.0)
	Adjusted EBITDA *	$(74.7)		$(65.5)

Total Company	Net revenues	$4,969.4		$4,688.5

	Operating income	$776.1	15.6%	$818.9	17.5%
	Restructuring/Other (a,b)	18.6	0.4%	(59.2)	(1.3)%
	Adjusted operating income *	794.7	16.0%	759.7	16.2%
	Depreciation and amortization (c)	93.9	1.9%	99.1	2.1%
	Other income/(expense), net (d)	(7.3)	(0.2)%	(7.9)	(0.2)%
	Adjusted EBITDA *	$881.3	17.7%	$850.9	18.1%
*Represents a non-GAAP measure, refer to pages 5-6 in the Earnings Release for definitions.
(a) Restructuring/Other in 2026 and 2025 includes restructuring amounts unless specified otherwise. Restructuring/Other within Americas in 2026 includes $7.2 million in amortization of acquired backlog intangible asset. Restructuring/Other within Americas in 2025 includes $61.2 million non-cash adjustment for contingent consideration.
(b) Restructuring/Other within Corporate in 2026 includes $12.5 million of M&A transaction costs. Restructuring/Other within Corporate in 2025 includes $2.0 million of M&A transaction costs.
(c) Depreciation and amortization within Americas in 2026 excludes $7.2 million of amortization of acquired backlog intangible asset, which has been included in the Restructuring/Other line.
(d) Other income/(expense), net within Americas in 2026 includes $22.6 million non-cash gain from acquisition of a previously held investment.
SEE ATTACHED RELEASE FOR ADDITIONAL INFORMATION

Table 5
TRANE TECHNOLOGIES PLC
Reconciliation of GAAP to non-GAAP
(In millions)

UNAUDITED

	For the quarter
	ended March 31,
	2026	2025
Total Company
Adjusted EBITDA *	$881.3	$850.9
Less: items to reconcile adjusted EBITDA to net earnings attributable to Trane Technologies plc
Depreciation and amortization (1)	(93.9)	(99.1)
Interest expense	(55.6)	(58.1)
Provision for income taxes	(136.3)	(134.9)
M&A transaction costs	(12.5)	(2.0)
Amortization of acquired backlog intangible asset	(7.2)	—
Restructuring costs	1.1	—
Non-cash adjustment for contingent consideration	—	61.2
Non-cash gain from acquisition of a previously held investment	22.6	—
Discontinued operations, net of tax	(10.0)	(8.9)
Net earnings from continuing operations attributable to noncontrolling interests	(5.1)	(4.2)
Net earnings attributable to Trane Technologies plc	$584.4	$604.9

*Represents a non-GAAP measure, refer to pages 5-7 in the Earnings Release for definitions.
(1) Depreciation and amortization in 2026 excludes amortization of acquired backlog intangible asset of $7.2 million, which has been included in the amortization of acquired backlog intangible asset line.

SEE ATTACHED RELEASE FOR ADDITIONAL INFORMATION

Table 6
TRANE TECHNOLOGIES PLC
Condensed Consolidated Balance Sheets
(In millions)

UNAUDITED

	March 31,	December 31,
	2026	2025
ASSETS
Cash and cash equivalents	$1,074.2	$1,763.3
Accounts and notes receivable, net	3,770.3	3,235.3
Inventories	2,398.8	2,103.6
Other current assets	757.6	760.8
Total current assets	8,000.9	7,863.0
Property, plant and equipment, net	2,339.9	2,251.3
Goodwill	6,957.4	6,457.0
Intangible assets, net	3,563.2	3,236.7
Other noncurrent assets	1,893.4	1,612.7
Total assets	$22,754.8	$21,420.7

LIABILITIES AND EQUITY
Accounts payable	$2,416.9	$2,153.9
Accrued expenses and other current liabilities	4,195.6	3,439.8
Short-term borrowings and current maturities of long-term debt	693.1	693.0
Total current liabilities	7,305.6	6,286.7
Long-term debt	3,922.9	3,922.1
Other noncurrent liabilities	2,913.8	2,611.0
Total equity	8,612.5	8,600.9
Total liabilities and equity	$22,754.8	$21,420.7

SEE ATTACHED RELEASE FOR ADDITIONAL INFORMATION

Table 7
TRANE TECHNOLOGIES PLC
Condensed Consolidated Statement of Cash Flows
(In millions)

UNAUDITED

	For the three months
	ended March 31,
	2026	2025
Operating Activities
Earnings from continuing operations	$599.5	$618.0
Depreciation and amortization	101.1	99.1
Changes in assets and liabilities and other non-cash items	(64.4)	(371.6)
Net cash provided by (used in) continuing operating activities	636.2	345.5
Net cash provided by (used in) discontinued operating activities	(10.0)	(6.0)
Net cash provided by (used in) operating activities	626.2	339.5

Investing Activities
Capital expenditures, net	(79.7)	(118.9)
Acquisitions and equity method investments, net of cash acquired	(668.2)	(265.3)
Other investing activities, net	(7.8)	(0.9)
Net cash provided by (used in) investing activities	(755.7)	(385.1)

Financing Activities
Net proceeds from (payments of) debt	(1.3)	—
Dividends paid to ordinary shareholders	(231.5)	(209.9)
Repurchase of ordinary shares	(287.3)	(477.5)
Other financing activities, net	(25.9)	(35.7)
Net cash provided by (used in) financing activities	(546.0)	(723.1)

Effect of exchange rate changes on cash and cash equivalents	(13.6)	39.1
Net increase (decrease) in cash and cash equivalents	(689.1)	(729.6)
Cash and cash equivalents - beginning of period	1,763.3	1,590.1
Cash and cash equivalents - end of period	$1,074.2	$860.5

SEE ATTACHED RELEASE FOR ADDITIONAL INFORMATION

Table 8
TRANE TECHNOLOGIES PLC
Balance Sheet Metrics and Free Cash Flow
($ in millions)
UNAUDITED

	March 31,	March 31,	December 31,
	2026	2025	2025
Net Receivables	$3,770.3	$3,158.4	$3,235.3
Days Sales Outstanding	69.2	61.5	57.4

Net Inventory	$2,398.8	$2,220.9	$2,103.6
Inventory Turns	5.4	5.4	6.4

Accounts Payable	$2,416.9	$2,265.2	$2,153.9
Days Payable Outstanding	68.0	68.6	58.0

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	Three months ended	Three months ended
	March 31, 2026	March 31, 2025
Net cash flow provided by continuing operating activities	$636.2	$345.5
Capital expenditures	(79.7)	(118.9)
Cash payments for restructuring	4.4	0.8
Legacy legal liability	—	0.4
M&A transaction costs	12.4	2.4
Free cash flow *	$573.3	$230.2

*Represents a non-GAAP measure, refer to pages 5-7 in the Earnings Release for definitions.

SEE ATTACHED RELEASE FOR ADDITIONAL INFORMATION